March 7, 2007

REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION

AND IS DENOTED HEREIN BY *****

Exhibit 10.99

AMENDMENT TO EXCLUSIVE SUPPLY AGREEMENT

between

Norstel AB

and

Charles & Colvard, Ltd

March 7, 2007

Table of Contents

Amendment	3
Parties	3
Background	3
1. Purchase and sale of SiC	3
2. Repayment of the loan	4
3. Specifications	4
4. Terms and conditions of purchase	4
5. Changes	4
6. Headings	5
7. Governing law and disputes	5

Appendices:

Appendix 1 Exclusive Supply Agreement

Appendix 2 Exhibit B PRICING AND PURCHASE QUANTITIES

March 7, 2007

AMENDMENT

PARTIES

A.	Norstel AB, 556672-5346, Ramshällsvägen 15, SE-602 38 Norrköping, Sweden, (“Norstel”), and

B.	Charles & Colvard, 300 Perimeter Park, Suite A, Morrisville, North Carolina 27560, USA, (“C&C”)

The Parties have entered into the following amendment (the “Amendment”) governing certain amendments to an existing Exclusive Supply Agreement dated 14 February 2005, (the “Agreement”), a copy of which is enclosed hereto as Appendix 1. All terms and definitions used in the Agreement shall, unless otherwise stated herein, have the same meaning in this Amendment.

BACKGROUND

The Parties have mutually agreed to execute this Amendment due to an update of Norstel’s delivery schedule and capability as of the date of this Amendment.

1.	PURCHASE AND SALE OF SIC

1.1	The Parties have agreed that all dates and time periods related to purchase and sale of SiC in the Agreement shall be revoked, unless expressly stated herein in this Amendment. Purchased quantities and their pricing are based on Norstel’s ability to deliver quantities with acceptable quality to C&C, as set out on the revised Exhibit B to the Agreement, which has been attached herein as Appendix 2 to this Amendment, and supersedes in its entirety the prior Exhibit B.

1.2	Norstel has completed the Phase 1 deliveries in the Agreement, and continues to deliver quantities to C&C corresponding to Phase 2 in the Agreement. Subject to delivery and acceptance of Quantity according to the revised Exhibit B (an aggregate amount of ***** grams of Useable Material and the corresponding amount of $***** invoicing during 2007), Parties agree that this amount completes the Phase 2 deliveries and that subsequent deliveries are made according to Phase 3 delivery conditions.

1.3	Upon reaching the aggregate amount of Useable Material according to each Phase in Appendix 2, Parties will start the next Phase deliveries.

1.4

The Initial Term of this Agreement as provided in Section 4.1 of the Agreement is hereby amended and the Initial Term shall be extended through December 31, 2009. As defined in section 4.2 of the agreement dated February 15, 2005 C&C shall have an option to extend this agreement for one (1) additional term of four (4)

March 7, 2007

years. The commitment of C&C to purchase material from Norstel continues until (i) the total aggregate amount of ***** grams of Useable Material and respective invoicing of an aggregate amount of $7,913,600 has been consummated between the Parties, or (ii) on December 31, 2009, whichever occurs first.

1.5	Subject to the fact that during calendar year 2007 Norstel has delivered an aggregate amount of ***** grams of Useable Material, the Parties agree that Norstel has an option to deliver during 2007 an additional amount of ***** grams of Usable Material with a unit price of $***** per gram to C&C

2.	REPAYMENT OF THE LOAN

2.1	Norstel and C&C acknowledge that no repayment of the loan has been made as of December 31, 2006. Norstel shall, for deliveries of SiC to C&C starting January 1, 2007, repay such portion of the Loan as a 20% deduction of the cash payments invoiced to C&C and actually paid by C&C, in the aggregate amount up to the 400,000 USD total of the Loan. For deliveries of SiC to C&C made after October 1, 2007, Norstel shall repay such portion of the Loan as a 35% deduction. Upon the termination of this Agreement (including additional terms) due to Norstel’s breach, any portion of the Loan remaining unpaid shall be immediately due and payable to C&C. The Loan repayments described above shall be the only repayments required to be made by Norstel.

3.	SPECIFICATIONS

3.2	Exhibit A to the Agreement is amended to delete the last two sentences under the paragraph entitled “Color and Tone of acceptable material” and to replace it with the following sentences: “Boule A686, kept by C&C, is the agreed color/tone master boule. It is graded as *****. Deliveries from Norstel are evaluated against this master boule. Boule A703 is kept by Norstel, and used as an indicative color/tone master boule.

4.	TERMS AND CONDITIONS OF PURCHASE

4.1	Norstel shall invoice C&C after the completion of the assessment of useable material by C&C as set out in Section 2.2 of the Agreement. Payment of each invoice is due within ten (10) days.

5.	CHANGES

5.1	Changes in and additions to this Amendment must be in writing and signed by the Parties to be binding.

5.2	For avoidance of doubt unless otherwise expressly stated in this Amendment, the Agreement shall have a continued and unchanged applicability.

March 7, 2007

6.	HEADINGS

6.1	The division of the Amendment into different sections and the inclusion of headings will not affect the interpretation of this Amendment.

7.	GOVERNING LAW AND DISPUTES

7.1	This Amendment shall be construed in accordance with and be governed by the laws of Sweden.

7.2	Any dispute, controversy or claim arising out of or in connection with this Amendment, or the breach, termination or invalidity thereof, shall be finally settled by arbitration administered by the Arbitration Institute of the Stockholm Chamber of Commerce (the SCC Institute).

7.3	The Rules for Expedited Arbitrations of the Arbitration Institute of the Stockholm Chamber of Commerce shall apply, unless the SCC Institute, taking into account the complexity of the case, the amount in dispute and other circumstances, determines, in its discretion, that the Rules of the Arbitration Institute of the Stockholm Chamber of Commerce shall apply. In the latter case, the SCC Institute shall also decide whether the arbitral tribunal shall be composed of one or three arbitrators.

7.4	The Place of Arbitration shall be Stockholm. The arbitration proceedings shall be conducted in the English language, unless otherwise agreed by the parties involved.

7.5	The Amendment in this Section 7 to submit to arbitration and the provisions on the procedure of such arbitration contained in the sections above shall not apply in relation to instances where a party in dispute seeks injunctive relief.

Norrköping, Sweden	Morrisville, NC, USA
March 7, 2007	March 7, 2007
NORSTEL AB	CHARLES & COLVARD, LTD

/s/ Asko Vehanen	/s/ James R. Braun
Asko Vehanen CEO	James R. Braun Vice President – Finance and CFO

March 7, 2007

Appendix 1 of the Amendment

EXCLUSIVE SUPPLY AGREEMENT

THIS EXCLUSIVE SUPPLY AGREEMENT (“Agreement”) is made and entered into effective as of the 14th day of February, 2005, by and between Jesperator AB (“Jesperator”), an entity organized under the laws of Sweden having its address at Box 255, 178 23 Ekerö, Sweden, with telefax +46 8 560 34354, and Charles & Colvard, Ltd. (“C&C”), a North Carolina corporation having its address at 300 Perimeter Park, Suite A, Morrisville, North Carolina 27560, telefax +1 919 468 5052.

Recitals

WHEREAS, Jesperator is engaged in the business of developing, manufacturing and selling silicon carbide material (SiC) for various applications and desires to supply C&C with SiC; and

WHEREAS, C&C manufactures and markets gemstones fabricated from SiC and desires to purchase SiC from Jesperator; and

WHEREAS, Jesperator and C&C desire to enter into an Exclusive Supply and Loan Agreement for Jesperator to supply C&C with SiC and C&C agrees to purchase SiC from Jesperator as provided herein;

NOW, THEREFORE, the parties hereto, in consideration of the foregoing premises and the covenants and undertakings herein contained, mutually agree as follows:

1. Exclusivity. During the Initial Term and any Additional Term (as defined below) of this Agreement, Jesperator (including any affiliates of Jesperator) shall not sell SiC in any form to any customer other than C&C if Jesperator has knowledge or has reason to believe that such customer, or its customers, intend to use such material for the purpose of fabricating, distributing or selling faceted jewels or gemstones. Upon termination of this Agreement pursuant to Section 4.3 hereof due to a material breach by Jesperator, Jesperator (including any affiliates of Jesperator) agrees that for the period equal to the Initial Term and the Additional Term, Jesperator shall not sell SiC to any customer if Jesperator has knowledge or has reason to believe that such customer, or its customers, intend to use such material for the purpose of fabricating, distributing or selling faceted jewels or gemstones. This condition, however, is only valid in case C&C continues to stay in the business of fabricating, distribution and selling faceted jewels or gemstones made from SiC and is only valid to the extent it is not in violation of any applicable law in Sweden or in any other relevant jurisdiction.

2. Purchase and Sale of SiC

2.1 Minimum Purchase and Sale Quantities. (a) Minimum Quantities. C&C shall purchase from Jesperator and Jesperator shall sell to C&C SiC meeting the specifications for useable material set out on Exhibit A, in the minimum quantities (“Minimum Quantities”) and at the prices set out on Exhibit B during the periods set forth therein. (b) Minimum Quantities Subject to Capacity. If and to the extent that Jesperator has the production capacity to deliver up to the minimum quantities subject to capacity set out on Exhibit B (the “Minimum Quantities Subject to Capacity”), C&C shall purchase from Jesperator and Jesperator shall sell to C&C such Minimum Quantities Subject to Capacity of SiC meeting the specifications for useable material set out on Exhibit A during the periods set forth in Exhibit B. (c) Minimum Quantities Subject to Capacity Commencing September 1, 2006. Commencing September 1, 2006, such Minimum Quantities Subject to Capacity shall, subject to Jesperator’s production capacity, be amount set forth in Exhibit B. No later than 90 days prior to the

March 7, 2007

end of each calendar quarter, Jesperator shall inform C&C of its expected production capacity of SiC meeting the specifications set forth on Exhibit A for the upcoming quarter.

2.2 Useable Material Assessment. Within 10 days of receipt of SiC from Jesperator, C&C shall grade all SiC received from Jesperator according to the specifications set out on Exhibit A. C&C shall provide regular feedback to Jesperator concerning the grading of all SiC. Upon Jesperator’s request and at Jesperator’s expense, SiC not meeting the minimum specifications for useable material shall be returned to Jesperator for analysis. All SiC delivered to C&C and not returned to Jesperator at its expense shall be the property of C&C.

3. Loan to Purchase HTCVD Reactor and Equipment.

3.1 Loan. Concurrent with the execution of this Agreement and as a condition precedent to its effectiveness, C&C shall loan to Jesperator the sum of 400,000 USD (the “Loan”), to be used and repaid by Jesperator in accordance with the terms of this Agreement. The Loan shall not bear interest.

3.2 Use of Proceeds of the Loan. Jesperator shall use the proceeds of the Loan to acquire an HTCVD Reactor (“Reactor”) and equipment to install and operate Reactor (“Equipment”). If the cost of Reactor and Equipment exceed 400,000 USD, Jesperator shall be responsible for such additional purchase price from its own funds.

3.3 Repayment of the Loan. Jesperator shall, for deliveries of SiC to C&C made after December 31, 2005, repay such portion of the Loan as a 35% deduction of the cash payments invoiced to C&C and actually paid by C&C, in the aggregate amount up to the 400,000 USD total of the Loan. Upon the termination of this Agreement (including additional terms) due to Jesperator’s breach, any portion of the Loan remaining unpaid shall be immediately due and payable to C&C. The Loan repayments described above shall be the only repayments required to be made by Jesperator.

3.4 Default in Repayment. Upon default by Jesperator in repayment of the Loan, which default exists on or following June 1, 2006 and is not cured within ninety (90) days of written notice thereof by C&C to Jesperator, C&C may declare the total unpaid balance due and payable, or may, in lieu of further repayment of the loan convert any unpaid portion of the Loan into equity in Jesperator pursuant to Section 3.5 below.

3.5 Conversion to Equity. In the event C&C elects to convert the unpaid portion of the Loan to equity pursuant to Section 3.4 above, a new selected issue of shares shall be directed to C & C by Jesperator whereby C & C shall subscribe for such shares and pay the subscription price by way of setting off in full the unpaid portion of the Loan against the issue price. The number of shares of Common Stock of Jesperator (“Common Stock”) to be issued shall be calculated according to the following formula:

X = DO

SO CV

Where:

X	= number of shares of Common Stock to be issued
SO	= Number of shares of Common Stock outstanding
DO	= Principal amount of the Loan outstanding
CV

= Attributed equity valuation of Jesperator based upon price in most recent private placement or the public bid price for the Common Stock at the end of the month in which such election occurs, if the Common Stock is publicly traded. If there has been no private placement or public offering of Common Stock, then CV shall equal

March 7, 2007

10,000,000 Euro, increased by any capital contribution made into Jesperator after the date of this Agreement.

Any election to convert the unpaid portion of the Loan to equity shall be made by written notice to Jesperator, delivered no later than the 20th of a calendar month; the pricing shall be made on the last business day of such month at Jesperator’s notice address, and the shares issued as soon thereafter as practicable.

3.6 Restrictions on C&C’s Ownership of Equity Following Conversion of Debt. C&C shall not sell, mortgage, transfer, assign or otherwise encumber the shares issued as a result of the conversion of the Loan to Common Stock for a period of two (2) years following issuance; provided, however, that in the event Jesperator or its shareholders enters into any merger, stock or asset sale resulting in the transfer of control in Jesperator or its principal business during such period, the shares of Common Stock owned by C&C shall be entitled to participate in any such transaction equally with other shares of Common Stock. Jesperator or its designated party may, at Jesperator’s option, repurchase its Common Stock issued pursuant to Section 3.5 at any time within six months of such purchase by C&C at a price equal to the full amount of the unpaid Loan. In addition, C&C agrees that until July 1, 2008, in the event that any shareholder of Jesperator owning more than 10% of its Common Stock enters into any agreement restricting the sale or transfer of its shares in connection with a private placement or public offering of the Common Stock of Jesperator, shares of the Common Stock owned by C&C shall be subject to the same restrictions and conditions. Any share certificate for Common Stock issued to C&C may bear a legend describing these restrictions.

4. Term and Termination

4.1 Initial Term. The term of this Agreement shall extend through February 28, 2008 unless sooner terminated in accordance with Section 4.3 or by written mutual consent of both parties.

4.2 Additional Term. C&C shall have an option to extend this Agreement for one (1) additional term of four (4) years. Such option shall become exercisable at any time by written notice given no less than ninety (90) days prior to expiration of the initial term.

4.3 Termination. In the event of a material breach by either party under this Agreement of any obligation to the other party, the other party may terminate this Agreement upon written notice if the breach is not cured within ninety (90) days after giving written notice to the party in breach setting out the nature of the breach in reasonable detail. Sections 1, 3.3, 3.4, 3.5, 3.6, 4.3, 5.8, 6, 7.7, 7.8 and 7.9 shall survive any termination of this Agreement.

5. Terms and Conditions of Purchase

5.1 Standard Orders. C&C agrees to accept and purchase and Jesperator shall sell and ship such minimum monthly quantities of SiC in the indicated periods meeting the specifications as provided in the Agreement. C&C shall submit a detailed specification of types and quantities at least 30 days before the start of the month in question

5.2 Additional Orders. C&C shall submit any additional orders for SiC exceeding the minimum quantities set forth in Exhibit B at least ninety (90) days prior to the requested shipping date. Subject to the foregoing, Jesperator shall use all reasonable efforts to ship the requested SiC on or before the date requested by C&C in its order.

5.3 Invoicing and Payment. Jesperator shall invoice C&C upon shipment of SiC. Payment of each invoice is due within thirty (30) days after the completion of the assessment of useable material by C&C as set out in Section 2.2.

March 7, 2007

5.4 Taxes or Duties. C&C shall not be liable for any applicable sales, use taxes or other taxes or duties of any nature imposed by any governmental authority with respect to purchases of SiC under this Agreement.

5.5 Shipping Expenses. All shipping expenses, including insurance against loss or damage in transit, will be invoiced to and paid by Jesperator. Material shall be shipped by Jesperator F.O.B. to any U.S. location designated by C&C.

5.6 Force Majeure. Jesperator shall not be liable for or be in default of this Agreement for any delay in delivery or failure to perform due to strike, lockout, riot, war, fire, act of God, act of terrorism or compliance with any law, regulation, order or direction, whether valid or invalid, of any governmental authority or instrumentality thereof. C&C agrees that such delay in delivery or failure to perform any part of this Agreement shall not be grounds to terminate or refuse to comply with any provisions hereof and no penalty of any kind shall be effective against Jesperator for such delay or failure; provided, however, that if such delay or failure extends beyond three (3) months from the originally scheduled date either party may, with written notice to the other, terminate this Agreement without further liability.

5.7 Warranty. All standard “material sales grade” products supplied by Jesperator under this Agreement shall conform to the specifications in Exhibit A, or as may otherwise be agreed in writing by Jesperator and C&C. Non-conforming products as defined in Exhibit A shall be replaced by Jesperator upon return of the defective product, if such product is returned within 90 days after shipment; such replacement shall be C&C’s sole remedy for breach of the foregoing warranty. All scrap material and non-standard products supplied under this Agreement will be supplied “as is”. Except as provided above, Jesperator makes no warranty of any kind with respect to any material supplied hereunder and disclaims any implied warranties including any warranties of merchantability or fitness for a particular purpose or non-infringement of patent or similar rights.

5.8 Consequential Damages. In no event shall either party be liable to the other for incidental, consequential or special loss or damages of any kind, however caused, or any punitive damages.

5.9 Intellectual Property Rights. C&C warrants that Jesperator’s proposed method of manufacturing SiC, as disclosed to C&C, does not infringe any intellectual property rights belonging to C&C, and further represents that C&C, without investigation, has no knowledge or information causing it to believe that such method infringes any intellectual property rights belonging to any third party. C&C further warrants that C&C is licensed for the full term of this Agreement-to use, and to permit a third party manufacturer (including Jesperator), to use the intellectual property rights set forth on Exhibit C for the manufacture of SiC, and agrees to permit Jesperator to do so for the purposes of Jesperator’s performance under this Agreement. Jesperator represents and warrants that it must use such intellectual property in order to manufacture SiC meeting the specifications set out in this Agreement. Jesperator shall not allow any other party, including affiliates, to use or sublicense the use of such intellectual property. Any use of such intellectual property rights by any affiliate of Jesperator, or by Jesperator other than to produce SiC for C&C pursuant to this Agreement, is strictly prohibited and shall constitute a material breach of this Agreement. Other than as disclosed by C&C to Jesperator in documents publicly filed by C&C with the Securities & Exchange Commission, there are no license agreements between C&C and Cree, Inc. C&C further warrants that to C&C’s knowledge, without investigation, there are no other intellectual property rights of Cree, Inc. licensed to C&C that are applicable to the SiC manufacturing process as used by Jesperator. Jesperator agrees to indemnify and hold harmless C&C from and against any and all claims, damage or liability (including costs and attorney’s fees) arising from any claim or legal action alleging that intellectual property of Jesperator infringes upon or violates the intellectual property rights of another. C&C agrees to indemnify and hold harmless Jesperator from and against any and all claims, damage or liability (including costs and attorney’s fees) arising from any claim or legal action relating to a breach or alleged breach of the

March 7, 2007

warranties made by C&C in this paragraph 5.9. In the event that either Jesperator or C&C becomes aware of a potential or claimed infringement of the intellectual property rights of third parties, the parties will consult in good faith to determine the means most likely to avoid any adverse effect on the parties’ performance under this Agreement.

6. Mutual Nondisclosure Agreement.

Okmetic OYJ and C&C executed a separate Mutual Nondisclosure Agreement on the 4th day of December 2001 (the “MNDA”) and are bound by the terms and conditions contained therein. Jesperator and C&C hereby agree to be bound by the terms of the MNDA and agree to extend the terms of the MNDA to cover any and all disclosures made in connection with this Agreement. The terms of the MNDA are hereby incorporated in full into this Agreement by this reference as though set out herein.

7. General

7.1 Entire Agreement. This Agreement (which includes any Exhibits referenced herein) and the MNDA, constitute the complete and exclusive statement of the agreement of the parties and supersedes all prior written or oral agreements between the parties concerning the matters covered therein.

7.2 Amendment and Waiver. The failure of either party to enforce its rights under this Agreement at any time for any period shall not be construed as a waiver of such rights. It is the intention of the parties that the terms of this Agreement be controlling over any additional or different terms of any purchase order, confirmation, invoice or similar document, and that any amendment or waiver of any provision of this Agreement shall be effective only if made in writing clearly stating the intent to amend or waive such provision which is signed by both parties. No waiver by a party of any right or remedy in respect of any occurrence or event on one occasion by either party shall be deemed a waiver of such right or remedy in respect of such occurrence or event or any other occasion by such party. This Agreement shall not be amended, modified or altered except pursuant to a document signed by both parties.

7.3 Affiliates. Neither party shall permit any “Affiliate” of such party (as defined below) to act or fail to take action when such action or failure to take action, if by the party, would be a breach of this Agreement. For purposes of this Agreement, “Affiliate” of a designated party means any individual, corporation, partnership, limited liability company or other business entity which controls, is controlled by, or is under common control with the designated party, whether directly or through one or more intermediaries. For purposes of this definition “controlled” and “control” mean ownership of a controlling interest of the voting capital stock or other interest having voting rights with respect to the election of the board of directors or similar governing authority.

7.4 Severability. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted.

7.5 Assignment. Neither this Agreement nor any rights hereunder may be assigned by either party without the other party’s prior written consent, which consent shall not be unreasonably withheld, provided any conditions or restrictions on shares of Common Stock issued by Jesperator to C&C pursuant to Section 3 of this Agreement shall in any event be binding upon any assignee of C&C. Any attempted assignment in violation of this Section 7.5 is void and shall constitute a breach of this Agreement. This Agreement shall inure to the benefit of and be binding upon the parties and their respective successors and permitted assigns.

March 7, 2007

7.6 Public Announcements. Neither party shall issue any press release or otherwise make any public announcement concerning this Agreement without the prior consent of the other party, except as may be required by law. Neither party shall use the name of the other party in any advertising, marketing or similar material without the other party’s prior written consent.

7.7 Injunctive Relief. The parties acknowledge and agree that in the event of a breach of the Agreement, in addition to any other rights and remedies available to it at law or otherwise, the parties shall be entitled to seek equitable relief in the form of a temporary restraining order (“TRO”) from any court of competent jurisdiction; provided however, that in the event a TRO is obtained, the parties shall request that any hearing on the merits of the dispute shall be stayed pending arbitration of the dispute as provided in Section 7.9.

7.8 Governing Law. This Agreement and the performance hereunder shall in all respects be governed by the substantive laws of Sweden without regard to its conflicts of law rules. The parties expressly exclude the applicability of the United Nations Convention on Contracts for the International Sale of Goods.

7.9 Arbitration; Choice of Venue; Consent to Jurisdiction. All disputes arising in connection with this Agreement, including, without limitation, disputes concerning or related to the enforceability of the arbitration provisions contained herein or as to whether any matter is subject to arbitration pursuant to this Agreement, shall be finally settled under the rules of the Swedish Chamber of Commerce in Stockholm, Sweden, by one or more arbitrators, appointed in accordance with said rules. Arbitration proceedings will be conducted in English. The award and any order of the arbitrator(s) shall be final and binding on all parties to such arbitration and judgment thereon may be entered in any court having jurisdiction thereof. Each party consents to the personal and subject matter jurisdiction of the arbitration proceedings as provided herein and waives any defense based upon forum non conveniens or lack of personal or subject matter jurisdiction. Each party acknowledges, agrees and represents that the provisions contained in Sections 7.8 and 7.9 with respect to governing law, arbitration, choice of venue and jurisdiction, as well as the remaining provisions of this Agreement, have been negotiated and entered into voluntarily after consultation by each party with its legal counsel and with a full understanding of the business and legal consequences of such provisions and this Agreement.

7.10 Notices. All notices under this Agreement shall be in writing and addressed to the other party at the address first set out above or to such other address as the party may hereafter designate by notice under this Agreement. All notices so addressed shall be deemed given (i) four (4) days after sending by international overnight carrier with receipt confirmation from such carrier, or (ii) when sent via facsimile if receipt is acknowledged, or (iii) otherwise when actually received.

7.11 Conditions. This agreement is subject to closing and funding of the “Jesper” project financing, related to equity investment into Jesperator by financial investors, with the purpose of carrying out the industrialization plan of Jesperator’s SiC activities.

March 7, 2007

IN WITNESS WHEREOF, the parties have executed this Agreement by and through their duly authorized representatives.

JESPERATOR AB		CHARLES & COLVARD, LTD.

By:	/s/ Asko Vehanen	By:	/s/ Robert S. Thomas
	Asko Vehanen, CEO		Robert S. Thomas, President

March 7, 2007

Exhibit A

SPECIFICATIONS:

A deliverable unit is defined as a slab of 6H SiC material that is 2 or more inches in diameter cut to a thickness of 4.3mm, or as specified in a separate letter from C&C to Jesperator 30 days prior to the start of each month. The thickness of said slabs will be 3.6mm or 4.3mm or 5.2mm or 6.3mm, or different as may be agreed by both parties. The material will be graded by C&C raw material graders upon receipt by C&C and classified according to color, tone and defects. Each piece delivered by Jesperator to C&C will have an individualized serial number affixed to it. During phases 1, 2 and 3 (Exhibit B) Jesperator has an option to deliver 2” diameter products in boules, without slicing into slabs with specified thickness as stated above.

Color and Tone of acceptable material:

The acceptable color is *****, the acceptable tone is very light (“10” according to C&C current grading standards). During the phase 1 (Exhibit B), the acceptable tone is also ***** (“20” according to C&C current grading standards) or ***** (“11” according to C&C current grading standards). It is the goal that at least one (1) boule of material produced during the R&D period will be a color and tone that is lighter than the color/tone of the current master boule used by C&C. This boule will then become the color/tone master boule that future acceptable production is evaluated against.

Defects:

SiC that is deemed acceptable according to color and tone will be graded for defects. A defect is any internal inclusion that prevents the material from being used as a moissanite jewel. The defects will be measured as a percentage of the total piece of material. Reference boule ***** (C&C assigned serial number) delivered to C&C ***** contained ***** defect free material (picture attached).

Useable material will be the total gram weight of the acceptable material reduced by the percentage of defects.

Price calculation:

Grams of acceptable material X (1-defect %) = Grams of Useable Material X Price per Gram = Price

During the period February 28, 2005 to February 28, 2006, boules that are at least *****useable will be deemed for price purposes as ***** useable. Commencing March 1, 2006, the actual percentage of useable material shall be used for price purposes and any boules that are nonconforming product will not be priced. Boules that are not ***** useable but that are not made available for return to Jesperator as nonconforming product will be evaluated for price using the formula above.

Nonconforming product: Material shipped to C&C, where the defect-free material fraction is less than ***** of a boule.

March 7, 2007

Exhibit B

PRICING AND MINIMUM PURCHASE QUANTITIES

General Provisions:

Prior to March 1, 2006, any boule containing less than 100% but at least ***** useable material shall be treated as 100% useable material for quantity purchase and pricing purposes. Commencing March 1, 2006, the price of any boule containing less than 100% useable material, as set forth in Exhibit A shall be adjusted as set forth in Exhibit A.

Phase 1: C&C will pay ***** within 10 days of signing this Agreement as a first payment for a five month ***** Research and Development (R&D) effort by Jesperator that starts March 1, 2005. This effort is to improve color, tone and defect rate of the material. The color of the recently supplied material was acceptable, while the tone was at the lower end of acceptability. The defect rate was *****. This minimum quality is described in detail under Exhibit A “Specifications”. During this period Jesperator will supply C&C with five samples 2 to 2 1/4 inches in diameter and 5.2mm thick (Phase 1). The second and final ***** R&D payment will be made by C&C within 10 days of receipt of the fifth material sample.

Upon mutual agreement that the sample material generated during the R&D period is of acceptable quality the companies will designate from the sample material a color/tone master boule for which the useable material of that boule will be the minimum acceptable color/tone of future purchases. Defects will be evaluated on each individual piece of material.

Phase 2: Starting August 1, 2005 C&C will purchase minimum ***** grams and minimum subject to capacity ***** grams of material per week from Jesperator at ***** per gram with graded boules containing a minimum of ***** of useable material per the specifications in Exhibit A. If the useable portion of the boule is less than ***** of the total weight of the boule and C&C does not reject the boule as nonconforming product set forth in Exhibit A, then C&C will only pay for the grams of useable material contained within the boule.

Phase 3: Starting December 1, 2005, C&C will purchase a minimum ***** grams and minimum subject to capacity ***** grams per week from Jesperator at ***** per gram with each boule containing a minimum of ***** of useable material. If the useable portion of the boule is less than ***** of the total weight of the boule and C&C does not reject the boule nonconforming product set forth in Exhibit A, then C&C will only pay for the grams of useable material contained within the boule.

Phase 4: Starting April 1, 2006 C&C’s purchases will increase to a minimum ***** grams and minimum subject to capacity ***** grams per week at ***** per gram of useable material.

Phase 5: Starting July 1, 2006 C&C’s purchases will increase to a minimum ***** grams and minimum subject to capacity ***** grams of per week at ***** per gram of useable material.

Phase 6: Starting July 1, 2007, subject to Jesperator having made an industrialization decision and having moved its SiC activities from the current locations to a planned industrial facility C&C will purchase a minimum ***** grams and minimum subject to capacity of ***** grams per week at a price of ***** per gram of useable material. Should this condition not become valid, delivery conditions as defined in Phase 5 above shall remain in force, until the said condition will be met. In such case, however, the price of the products will be set at ***** per gram.

Additional Term: Should there be an Additional Term, C&C will purchase a minimum ***** grams and a minimum subject to capacity (subject to possible increase to ***** of C&C’s SiC requirements in any quarter pursuant to Section 2.1 of this Agreement) of ***** grams per week at ***** per gram of useable material.

March 7, 2007

min obligation		min subject to capacity
phase #	gram/ week	gram/ week	duration, weeks	asp $/g	sales, $	tot grams	start step	comments
1	*****	*****	21	*****	*****	*****	March 2005	R&D phase
2	*****	*****	17	*****	*****	*****	Aug. 2005
3	*****	*****	17	*****	*****	*****	Dec. 2005
4	*****	*****	13	*****	*****	*****	April 2006
5	*****	*****	52	*****	*****	*****	July 2006
6	*****	*****	52	*****	*****	*****	July 2007
	total steps 1 through 6		171	*****	*****	*****
7	*****	*****	208	*****	*****	*****	July 2008	option of C&C

March 7, 2007

Exhibit C

IPR RELATED TO SECTION 5.9

*****.

March 7, 2007

Appendix 2 of the Amendment

EXHIBIT B PRICING AND PURCHASED QUANTITIES

General Provisions:

During Phases 2 and 3 any boule containing less than 100% but at least *****% useable material shall be treated as 100% useable material for quantity purchase and pricing purposes. Commencing Phase 4, the price of any boule containing less than 100% Useable Material, as set forth in Exhibit A in the Agreement shall be adjusted as set forth in said Exhibit A.

Each Phase has an indicative planned date for Phase start and duration. It is understood that C&C will purchase the quantities herein proportionally per month over the duration of each stated phase.

Phase 1: Has been fully completed by the Parties.

Phase 2: Norstel has shipped ***** grams of Phase 2 deliveries during 2006. C&C will, during 2007, purchase an aggregate amount of ***** grams of Usable Material from Norstel at $***** per gram.

Phase 3: C&C will purchase an aggregate amount of ***** grams of Usable Material from Norstel at $***** per gram.

Phase 4: C&C will purchase an aggregate amount of ***** grams of Usable Material from Norstel at $***** per gram.

Phase 5: C&C will purchase an aggregate amount of ***** grams of Usable Material from Norstel at $***** per gram.

Phase 6: C&C will purchase an aggregate amount of ***** grams of Usable Material from Norstel at $***** per gram.

Phase 7: C&C maintains an option to purchase an aggregate amount of *****grams of Usable Material from Norstel at $***** per gram.

Phase #	Planned Phase start	Planned duration (weeks)	Quality limit for 100% invoicing	price $/g	sales, $	Usable Material, grams	comments
1	14.2.2005		N/A	*****	100,000	*****	completed
2	1.1.2006		*****	*****	103,000	*****	ongoing
3	9.4.2007	12	*****	*****	180,000	*****
4	2.7.2007	8	*****	*****	273,000	*****
5	27.8.2007	40	*****	*****	2,457,000	*****
6	2.6.2008	83	*****	*****	4,800,000	*****
Total					7,913,000	*****
7	1.1.2010	208	*****	*****	12,500,000	*****	C&C option